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FOR IMMEDIATE RELEASE

MMRGlobal Announces No Increase in Authorized Shares Due to
Record Sales & Licensing Revenues

Los Angeles, California (June 2, 2014) - MMRGlobal, Inc. (OTCQB: MMRF) (the "Company") today announced that for the first time in two years, the Company will not be requesting an increase in its authorized shares of common stock going into its Annual Meeting scheduled for July 16, 2014. Based on recent operating trends, including sales of its MyMedicalRecords Personal Health Record (PHR), licensing revenues and projected sales at retail, the Company does not foresee having to request additional shares to fund its ordinary working capital needs for this year. MMRGlobal reported record revenue for the first quarter of 2014 and projects that overall this operating trend will continue throughout CY 2014. Furthermore, the Company looks forward to announcing at least two significant patent licensing settlement agreements involving existing defendants and others in the current quarter. The Company also called attention to an article in Healio that appeared yesterday entitled "Lenalidomide, rituximab achieved responses in treatment-naive patients with follicular lymphoma." Information contained in the article appears to be significant toward the meeting of milestones contained in thirteen million dollars of non-exclusive license agreement(s) with a major biopharmaceutical company. The agreements pertain to allowing big pharma to access and utilize certain of the Company's pre-merger biotech assets and other data to help expedite FDA and European market approvals of Revlimid® (lenalidomide) in the treatment of follicular lymphoma. Details can be found on Form 8-K in the Company's filings with the SEC.

The Company, through its wholly owned subsidiary, MyMedicalRecords, Inc. (collectively, "MMR"), is a leading provider of Personal Health Records, MyEsafeDepositBox storage solutions and MMRPro document management and imaging systems for healthcare professionals. MMR is a practicing entity with 11 U.S. health IT patents including U.S. Patent Nos. 8,121,855; 8,117,045; 8,117,646; 8,301,466; 8,321,240; 8,352,287; 8,352,288; 8,498,883; 8,626,532; 8,645,161 and 8,725,537, which collectively include over 275 issued claims, along with additional applications and continuation applications pending. MMR also has issued patents and pending applications in 11 other countries or regional authorities of commercial interest including Australia, Canada, Singapore, New Zealand, Mexico, Hong Kong, China, Japan, South Korea, Israel, and Europe.

Although MMR's primary business is as a provider and licensor of health IT products and services, the Company also has a portfolio of biotech patents. These pertain to cancer-fighting anti-CD20 monoclonal antibodies under the title, "Antibodies and Methods For Making and Using Them," issued in the U.S., Mexico, Australia and South Korea, with patents pending in the U.S., Australia, Brazil, Canada, China, Hong Kong, India, Europe, Japan and Korea, and additional patents pertaining to its B-cell idiotype vaccine worldwide.

About MMRGlobal

MMRGlobal, Inc., through its wholly-owned subsidiary, MyMedicalRecords, Inc., provides secure and easy-to-use online Personal Health Records ("PHRs") and electronic safe deposit box storage solutions, serving consumers, healthcare professionals, employers, insurance companies, financial institutions, retail pharmacies, and professional organizations and affinity groups. The MyMedicalRecords PHR enables individuals and families to access their medical records and other important documents, such as birth certificates, passports, insurance policies and wills, anytime from anywhere using the Internet. MyMedicalRecords is built on proprietary, patented technologies to allow documents, images and voicemail messages to be transmitted and stored in the system using a variety of methods, including fax, phone, or file upload without relying on any specific electronic medical record platform to populate a user's account. MMR's professional offering, MMRPro, is designed to give physicians' offices an easy and cost-effective solution to digitizing paper-based

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medical records and sharing them with patients through an integrated patient portal. Through its merger with Favrille, Inc. in January 2009, MMR acquired intellectual property biotech assets that include anti-CD20 antibodies and data and samples from its FavId™/Specifid™ vaccine clinical trials for the treatment of B-Cell Non-Hodgkin's lymphoma. To learn more about MMRGlobal, Inc. visit www.mmrglobal.com. View demos and video tutorials of MMR's products and services at www.mmrtheater.com. Follow us at Facebook.com/MMRGlobal and Twitter.com/mmrglobal.

Forward-Looking Statements
All statements in this press release that are not strictly historical in nature, including, without limitation, intellectual property licenses, intellectual property enforcement actions, infringement claims or litigation, and future performance, management's expectations, beliefs, intentions, estimates or projections, constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MMR's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Some can be identified by the use of words (and their derivations) such as "need," "possibility," "potential," "intend," "offer," "development," "if," "negotiate," "when," "begun," "believe," "achieve," "will," "estimate," "expect," "maintain," "plan," and "continue," or the negative of these words. Actual outcomes and results of operations and the timing of selected events may differ materially from the results predicted, and any reported results should not be considered as an indication of future performance. Such statements are necessarily based on assumptions and estimates and are subject to various risks and uncertainties, including those relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, potential licensees, competitors and legislative, judicial and other governmental authorities and officials. Factors that could cause or contribute to such differences include, but are not limited to: unexpected outcomes with respect to intellectual property enforcement actions, claims of intellectual property infringement and general intellectual property litigation; our ability to maintain, develop, license, monetize and protect our patent portfolio for both MMR's health IT and biotechnology intellectual property assets in the U.S. and internationally; the timing of milestone payments in connection with licensing our intellectual property; our ability to establish and maintain strategic relationships; changes in our relationships with our licensees; the risk MMR's products are not adopted or viewed favorably by the healthcare community and consumer retail market; business prospects, results of operations or financial condition; risks related to the current uncertainty and instability in financial and lending markets, including global economic uncertainties; the timing and volume of sales and installations; the length of sales cycles and the installation process; the market's acceptance of new product and service introductions; competitive product offerings and promotions; changes in government laws and regulations including the 2009 HITECH Act and changes in Meaningful Use and the 2010 Affordable Care Act; future changes in tax legislation and initiatives in the healthcare industry; undetected errors in our products; the possibility of interruption at our data centers; risks related to third party vendors; risks related to obtaining and integrating third-party licensed technology; risks related to a security breach by third parties; risks associated with recruitment and retention of key personnel; other litigation matters; uncertainties associated with doing business internationally across borders and territories; and additional risks discussed in MMR's filings with the Securities and Exchange Commission. MMR is providing this information as of the date of this release and, except as required by applicable law, does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

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CONTACT:

Michael Selsman
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 ms@publiccommunications.biz
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